NOTE: Information in this document marked with an "[*]" has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                   VIRRX, INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                  March 7, 2002

                                TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    ----
1.       Purchase and Sale of Stock...................................................................................1

         1.1      Sale and Issuance of Series A Preferred Stock.......................................................1
         1.2      Closings............................................................................................2
         1.3      Use of Proceeds.....................................................................................3
         1.4      Sales of Investor Common Stock......................................................................3

2.       Representations and Warranties of the Company Applicable to each Closing.....................................3

         2.1      Organization; Good Standing; Qualification..........................................................3
         2.2      Corporate Power.....................................................................................3
         2.3      Authorization.......................................................................................4
         2.4      Valid Issuance of Series A Preferred Stock..........................................................4
         2.5      Capitalization and Voting Rights....................................................................4
         2.6      Subsidiaries........................................................................................5
         2.7      Compliance with Other Instruments...................................................................5
         2.8      Governmental Consent, etc...........................................................................5
         2.9      Offering............................................................................................6
         2.10     Agreements; Action..................................................................................6
         2.11     Obligations to Related Parties......................................................................6
         2.12     Title to Properties and Assets......................................................................7
         2.13     Intellectual Property...............................................................................7
         2.14     Employees; Employee Benefit Plans...................................................................7
         2.15     Proprietary Information and Inventions Assignment Agreement.........................................8
         2.16     Litigation..........................................................................................8
         2.17     Insurance...........................................................................................8
         2.18     Registration Rights.................................................................................8
         2.19     Brokers or Finders; Other Offers....................................................................8
         2.20     Permits.............................................................................................9
         2.21     Financial Statements................................................................................9
         2.22     Tax Returns, Payments and Elections.................................................................9
         2.23     Corporate Documents.................................................................................9
         2.24     Minute Books.......................................................................................10
         2.25     Section 83(b) Elections............................................................................10
         2.26     Qualified Small Business Stock.....................................................................10
         2.27     Environmental and Safety Laws......................................................................10
         2.28     Disclosure.........................................................................................10

3.       Representations and Warranties of the Company Applicable to Milestone Investment Closings...................10

         3.1      Purchase Entirely for Own Account..................................................................10
         3.2      Reliance upon Company's Representations............................................................11
         3.3      Disclosure of Information..........................................................................11

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                    PAGE
         3.4      Investment Experience; Economic Risk...............................................................11
         3.5      Residency..........................................................................................11
         3.6      Restricted Securities..............................................................................11
         3.7      Brokers or Finders.................................................................................12
         3.8      Further Limitations on Disposition.................................................................12
         3.9      Legends............................................................................................12

4.       Representations, Warranties and Covenants of the Investor...................................................12

         4.1      Power; Authorization...............................................................................12
         4.2      Purchase Entirely for Own Account..................................................................13
         4.3      Reliance upon Investor's Representations...........................................................13
         4.4      Disclosure of Information..........................................................................13
         4.5      Investment Experience; Economic Risk...............................................................13
         4.6      Accredited Investor Status.........................................................................13
         4.7      Residency..........................................................................................14
         4.8      Restricted Securities..............................................................................14
         4.9      Brokers or Finders.................................................................................14
         4.10     Further Limitations on Disposition.................................................................14
         4.11     Legends............................................................................................14

5.       Conditions to Closing of the Investor.......................................................................15

         5.1      Conditions Applicable to All Closings..............................................................15
         5.2      Conditions Applicable to the Closing of the Initial Investment.....................................16
         5.3      Conditions Applicable to the Closing of each Quarterly Investment..................................17
         5.4      Conditions Applicable to the Closing of the First Milestone Investment.............................17
         5.5      Conditions Applicable to the Closing of each Second Milestone Investment...........................17
         5.6      Conditions Applicable to the Closing of each Third Milestone Investment............................18

6.       Conditions to Closing of Company............................................................................18

         6.1      Conditions Applicable to All Closings..............................................................18
         6.2      Conditions Applicable to the Closing of the Initial Investment.....................................18

7.       Investor's Purchase Right...................................................................................19

         7.1      Purchase Option....................................................................................19
         7.2      Acquisition Agreement..............................................................................20
         7.3      Assignment of Option...............................................................................21
         7.4      Further Agreements.................................................................................21
         7.5      Stockholder Execution of this Agreement............................................................21

8.       Miscellaneous...............................................................................................21

         8.1      Governing Law......................................................................................21
         8.2      Survival of Warranties.............................................................................21

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                    PAGE
         8.3      Successors and Assigns.............................................................................21
         8.4      Entire Agreement...................................................................................22
         8.5      Amendment..........................................................................................22
         8.6      Notices............................................................................................22
         8.7      Delays or Omissions................................................................................22
         8.8      Finder's Fees......................................................................................22
         8.9      Expenses...........................................................................................23
         8.10     Attorney's Fees....................................................................................23
         8.11     Severability.......................................................................................23
         8.12     Interpretation.....................................................................................23
         8.13     Counterparts.......................................................................................23
         8.14     Telecopy Execution and Delivery....................................................................23
         8.15     Adjustments........................................................................................23



Schedules:

A        -        Schedule of Stockholders

Exhibits:

A        -        Amended and Restated Certificate of Incorporation

B        -        Schedule of Exceptions

C        -        Investors' Rights Agreement

D        -        Right of First Refusal and Co-Sale Agreement

E        -        Form of Proprietary Information and Inventions Assignment
                  Agreement

F        -        Opinion of Company Counsel

G        -        Repurchase Option Agreement

NOTE: Information in this document marked with an "[*]" has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         This Series A Preferred Stock Purchase Agreement (this "Agreement") is made as of March 7, 2002 (the "Effective Date") by and among VirRx, Inc., a Delaware corporation (the "Company"), Introgen Therapeutics, Inc., a Delaware corporation (the "Investor"), and the individuals and entities listed on Schedule A hereto (each a "Stockholder" and, collectively, the "Stockholders").

         1. Purchase and Sale of Stock.

                  1.1 Sale and Issuance of Series A Preferred Stock.

                           (a) The Company shall adopt and file with the
Delaware Secretary of State on or before the Closing (as defined in Section 1.2(f)) of the Initial Investment (as defined in Section 1.2(a)) the Amended and Restated Certificate of Incorporation in the form attached to this Agreement as Exhibit A (the "Restated Certificate").

                           (b) The Company has authorized the sale and issuance
of up to [*] shares (the "Series A Shares") of its Series A Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), pursuant to this Agreement.

                           (c) Subject to the terms and conditions of this
Agreement, the Investor agrees to purchase at each Closing (as defined in Section 1.2(f)) and the Company agrees to sell and issue to the Investor at each Closing that number of shares of the Company's Series A Preferred Stock to be sold in the applicable Closing at a purchase price of [*] per share of Series A Preferred Stock. The purchase price per share of Series A Preferred Stock shall be paid by the Investor in cash at each Closing other than the Closings of the Milestone Investments (as defined in Section 1.2(e)). The purchase price per share of Series A Preferred Stock at each Closing of a Milestone Investment shall be paid by, and at the sole discretion of, the Investor in either cash or by issuing shares of the Investor's Common Stock, par value $0.001 per share ("Investor Common Stock"), valued at the Fair Market Value (as defined below) thereof. The shares of Series A Preferred Stock to be sold to the Investor hereunder are hereinafter referred to as the "Shares".

                           (d) The "Fair Market Value" of Investor Common Stock
means, with respect to the date of any Closing:

                                    (i) if the Investor Common Stock is then
traded on a national securities exchange or the Nasdaq Stock Market (or a similar national quotation system), then the Fair Market Value of the Investor Common Stock shall be deemed to be the average of the closing prices of the Investor Common Stock on such exchange or system over the thirty (30) day trading period ending three (3) trading days prior to the date of the applicable Closing;

                                    (ii) if the Investor Common Stock is then
actively traded over-the-counter, then the Fair Market Value of the Investor Common Stock shall be deemed to be the average of the closing bid prices of the Investor Common Stock over the thirty (30) day trading period ending three (3) trading days prior to the date of the applicable Closing; and


------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    (iii) otherwise, the Fair Market Value of
the Investor Common Stock shall be the fair market value of the Investor Common Stock as of the date of the applicable Closing, as determined in good faith by the Investor's Board of Directors.

                  1.2 Closings.

                           (a) The initial purchase and sale of the Shares shall
take place on the date of this Agreement, at which time the Investor shall purchase [*] Shares (the "Initial Investment").

                           (b) Beginning on April 1, 2002, and upon each July 1,
October 1, January 1 and April 1 thereafter through January 1, 2006, the Investor will purchase, and the Company will sell to the Investor, [*] Shares (the "Quarterly Investments").

                           (c) Upon a date mutually agreed to by the Company and
the Investor, but in any event no later than [*] after [*] first completion of a Phase I clinical study of the first Licensed Product (as defined in the Collaboration and License Agreement) by the Company, the Investor will purchase, and the Company will sell to the Investor, [*] Shares (the "First Milestone Investment"). It is understood that the First Milestone Investment shall be made [*], and that the total investment under this Section 1.2(c) shall not exceed [*] Shares.

                           (d) Upon a date mutually agreed to by the Company and
the Investor, but in any event no later than [*] after [*] first completion of a Phase II clinical study of the first Licensed Product (as defined in the Collaboration and License Agreement) for each of the [*] defined in the Collaboration and License Agreement) by the Company, the Investor will purchase, and the Company will sell to the Investor, [*] Shares (the "Second Milestone Investments"), subject to the limitations of the Collaboration and License Agreement. It is understood that a Second Milestone Investment shall be made only [*] and that the total investment under this Section 1.2(d) shall not exceed [*] Shares.

                           (e) Upon a date mutually agreed to by the Company and
the Investor, but in any event no later than [*] after [*] first completion of a Phase III clinical study of the first Licensed Product (as defined in the Collaboration and License Agreement) for each of the [*] (as defined in the Collaboration and License Agreement) by the Company, the Investor will purchase, and the Company will sell to the Investor, [*] Shares (the "Third Milestone Investments"), subject to the limitations of the Collaboration and License Agreement. It is understood that a Third Milestone Investment shall be made only [*], and that the total investment under this Section 1.2(e) shall not exceed


------------
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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*] shares. (Collectively, the First Milestone Investment, Second Milestone Investments and Third Milestone Investments are referred to in this Agreement as the "Milestone Investments.")

                           (f) The closing of the Initial Investment, each
Quarterly Investment and each Milestone Investment (each a "Closing," and, collectively, the "Closings") shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, located at 8911 Capital of Texas Highway N., Westech 360, Suite 3350, Austin, Texas 78759-7247, at 4:00 PM local time, on the date of the applicable Closing.

                           (g) At each Closing, the Company shall deliver to the
Investor a certificate representing the Shares that the Investor is purchasing against payment of the purchase price therefor by check, wire transfer, shares of Investor Common Stock (if the Closing is of a Milestone Investment), or any combination thereof.

                  1.3 Use of Proceeds. The Company agrees that it shall use the proceeds it receives from the sale of the Shares at each Closing, or from the sale of any Investor Common Stock received pursuant to this Agreement, solely for the purpose of conducting (a) the Research Program (as defined in the Collaboration and License Agreement (as defined in Section 5.2(g) below)) to be conducted pursuant to the Collaboration and License Agreement or (b) Other Funded Research (as defined in, and only to the extent permitted under, the Collaboration and License Agreement).

                  1.4 Sales of Investor Common Stock. If the Company proposes to sell any Investor Common Stock received by the Company at a Milestone Closing, then, at least 10 calendar days prior to the date of such proposed sale, the Company shall notify the Investor of such proposed sale. The Company agrees to consult with the Investor regarding the terms, conditions and timing of any such proposed sale in order to facilitate the orderly sale of the Investor Common Stock proposed to be sold. The Investor agrees to use its commercially reasonable efforts to facilitate the proposed sale, including providing access to (a) the Investor's investment bankers and (b) institutional investors whom the Investor knows desire to purchase Investor Common Stock in a block transaction.

         2. Representations and Warranties of the Company Applicable to each Closing.

         Except as set forth on the Schedule of Exceptions attached to this Agreement as Exhibit B (the "Schedule of Exceptions"), the Company represents and warrants to the Investor as of the date of each Closing, as follows:

                  2.1 Organization; Good Standing; Qualification. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in the State of Missouri and in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company's business, properties or financial condition.

                  2.2 Corporate Power. The Company has all requisite legal and corporate power and authority (i) to own and operate its properties and assets and to carry on its business as presently


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* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

conducted, (ii) to execute and deliver this Agreement, the Investors' Rights Agreement in the form attached hereto as Exhibit C (the "Investors' Rights Agreement") and the Right of First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit D (the "Co-Sale Agreement") (collectively, other than this Agreement, the "Ancillary Agreements"), (iii) to sell and issue the Shares and the Common Stock issuable upon conversion thereof and (iv) to carry out and perform the provisions of this Agreement and the Ancillary Agreements.

                  2.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery of this Agreement and the Ancillary Agreements, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares and the Common Stock issuable upon conversion thereof has been taken or will be taken prior to the Closing of the Initial Investment. This Agreement and the Ancillary Agreements, when executed and delivered by the Company, will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable laws and principles of public policy.

                  2.4 Valid Issuance of Series A Preferred Stock. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Ancillary Agreements and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Shares has been duly authorized, validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, will be validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Ancillary Agreements and under applicable state and federal securities laws.

                  2.5 Capitalization and Voting Rights. The authorized capital of the Company consists, or will consist immediately prior to the Closing of the Initial Investment, of:

                           (a) Preferred Stock. [*] shares of Preferred Stock,
par value $0.01, of which [*] shares have been designated Series A Preferred Stock, none of which are issued and outstanding. The relative rights, privileges and preferences of each authorized series of Preferred Stock will be as stated in the Restated Certificate.

                           (b) Common Stock. [*] shares of Common Stock, par
value $0.01 ("Common Stock"), [*] of which shares are issued and outstanding.

                           (c) The outstanding shares of Common Stock have been
duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the


------------
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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

registration or qualification provisions of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws or pursuant to valid exemptions therefrom.

                           (d) Except for (i) the conversion privileges of the
Series A Preferred Stock, (ii) the rights provided in the Investors' Rights Agreement and (iii) outstanding options to purchase up to [*] shares of Common Stock under the VirRx Incentive Stock Plan (the "Stock Plan"), there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any of its securities. The Company has reserved a total of [*] shares of its Common Stock for options and stock purchase rights granted under the Stock Plan. No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any of the Company's equity securities or rights to purchase the Company's equity securities provides for acceleration or other changes in the vesting provisions or other terms of such securities, as the result of any merger, sale of stock or assets, change in control or other similar transaction by the Company. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

                  2.6 Subsidiaries. The Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement, other than with the Investor.

                  2.7 Compliance with Other Instruments. The Company is not in violation or default of any provision of its charter or bylaws (both as amended to date) or of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company. The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby, will not result in any such violation or be in conflict with or constitute, with or without the passage of time or giving of notice, either a default under any such provision or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

                  2.8 Governmental Consent, etc. No consent, approval, qualification, order or authorization of, or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the Company's execution, delivery or performance of this Agreement, the offer, sale or issuance of the Shares or the issuance of the Common Stock issuable upon conversion of the Shares, except (i) filing of the Restated Certificate with the Delaware Secretary of State and (ii) such filings as have been made prior to the Closing, except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act, or such post-Closing filings as may be required under applicable state securities laws, which will be timely filed with the applicable periods therefor.


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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

                  2.9 Offering. Subject in part to the truth and accuracy of the Investor's representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of Section 5 of the Securities Act, and all applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

                  2.10 Agreements; Action.

                           (a) Except for agreements explicitly contemplated by
this Agreement or the Ancillary Agreements, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                           (b) There are no contracts, agreements, instruments,
leases, commitments, understandings, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $5,000 or (ii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services or (iii) indemnification by the Company with respect to infringements of proprietary rights.

                           (c) The Company has not (i) declared or paid any
dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $5,000 or, in the case of indebtedness and/or liabilities individually less than $5,000, in excess of $15,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its products or services in the ordinary course of business.

                           (d) For the purposes of subsections (b) and (c)
above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                  2.11 Obligations to Related Parties. No employee, officer, director or stockholder of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Company's Board of Directors and stock purchase agreements approved by the Company's Board of Directors). None of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, directors or stockholders of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No employee, officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company).

                  2.12 Title to Properties and Assets. The Company owns its property and assets free and clear of all mortgages, liens, claims, and encumbrances other than (i) for liens for current taxes not yet delinquent, (ii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (iii) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation or (iv) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property. With respect to the property and assets it leases, the Company is in compliance with such leases and, holds a valid leasehold interest free of any liens, claims, or encumbrances, subject to clauses (i)-(iv) above.

                  2.13 Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes (collectively, "Intellectual Property") necessary for its business as now conducted and as presently proposed to be conducted, and, to the best of its knowledge, without any conflict with or infringement of the rights of others. The Schedule of Exceptions contains a complete list of the Company's patents and pending patent applications. There are no outstanding options, licenses, or agreements of any kind relating to the Company's Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity with the exception of shrink-wrap, click-wrap or similar widely-available commercial end-user software licenses. The Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed, would violate any of the Intellectual Property of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as presently proposed to be conducted. Neither the execution nor delivery of this Agreement or the Ancillary Agreements, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

                  2.14 Employees; Employee Benefit Plans. To the Company's knowledge, there is no strike, labor dispute or union organization activities pending or threatened between it and its employees. None of the Company's employees belongs to any union or collective bargaining unit. The Company has complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. To the Company's knowledge, no employee of the Company is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Company, or any other party because of the nature of the business presently conducted or presently proposed to be conducted by the Company. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

                  2.15 Proprietary Information and Inventions Assignment Agreement. Each current or former consultant of the Company that assists or assisted with the development of the Company's Intellectual Property or has or had access to the Company's Intellectual Property and each current and former employee and officer of the Company has executed a proprietary information and inventions assignment agreement in the form or forms attached hereto as Exhibit
E. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof. No current or former employee or officer has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee's proprietary information and inventions assignment agreement.

                  2.16 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company, nor, to the Company's knowledge is there any reasonable basis therefor. The foregoing includes, without limitation, any action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreement with their former employers. The Company is not a party to or, to its knowledge, named in or subject to any order, writ, injunction, judgment or decree of any court, government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently intends to initiate.

                  2.17 Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

                  2.18 Registration Rights. Except as set forth in the Investors' Rights Agreement, the Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may hereafter be issued.

                  2.19 Brokers or Finders; Other Offers. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

                  2.20 Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as presently conducted by it, the lack of which could result in a material adverse effect on the Company's business, properties or financial condition, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently proposed to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  2.21 Financial Statements. The Company has delivered to the Investor its unaudited financial statements (balance sheet and profit and loss statement) as at and for the period from the Company's inception through December 31, 2001 and as at and for the one-month period ended January 31, 2002 (the "Financial Statements"). The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to January 31, 2002, which individually or in the aggregate are not material to the financial condition or operating results of the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                  2.22 Tax Returns, Payments and Elections. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith that are listed in the Schedule of Exceptions. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company's business, properties or financial condition. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

                  2.23 Corporate Documents. Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Investor), the Company's charter and bylaws are in the form previously provided to special counsel for the Investor.

                  2.24 Minute Books. The copy of the Company's minute books provided to the Investor's special counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and accurately reflects all actions by the directors and stockholders with respect to all transactions referred to in such minutes in all material respects.

                  2.25 Section 83(b) Elections. To its knowledge, all individuals who have purchased shares of the Company's Common Stock under agreements that provide for the vesting of such shares have timely filed elections under Section 83(b) of the Code and any analogous provisions of applicable state tax laws.

                  2.26 Qualified Small Business Stock. As of the date of this Agreement, the Shares constitute "qualified small business stock" within the meaning of Section 1202 of the Code. The Company will use its reasonable best efforts to comply with any applicable filing or reporting requirements of
Section 1202 and any regulations promulgated thereunder.

                  2.27 Environmental and Safety Laws. To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                  2.28 Disclosure. The Company has provided the Investor with all the information reasonably available to it without undue expense that the Investor has requested for deciding whether to purchase the Shares and all information that the Company believes is reasonably necessary to enable the Investor to make such decision. Neither this Agreement, the Ancillary Agreements, nor any other written statements or certificates made or delivered in connection herewith, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

         3. Representations and Warranties of the Company Applicable to Milestone Investment Closings.

         The Company represents and warrants to the Investor as of the date of the Closing of each Milestone Investment at which the Company receives Investor Common Stock pursuant to Section 1.1(c), as follows:

                  3.1 Purchase Entirely for Own Account. The Company hereby agrees that the Investor Common Stock will be acquired for investment for the Company's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Company further agrees that it has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Company further represents that the Company does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to the person or to any third person with respect to any of the Investor Common Stock.

                  3.2 Reliance upon Company's Representations. The Company understands that the Investor Common Stock is not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of the Investor Common Stock hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Investor's reliance on such exemption is predicated on the Company's representations set forth herein.

                  3.3 Disclosure of Information. The Company believes it has received all the information the Company considers necessary or appropriate for deciding whether to purchase the Investor Common Stock. The Company has had an opportunity to ask questions and receive answers from the Investor regarding the terms and conditions of the offering of the Investor Common Stock and the Investor's business, properties, prospects and financial condition and to obtain additional information (to the extent the Investor possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Company or to which the Company had access.

                  3.4 Investment Experience; Economic Risk. The Company understands that an investment in the Investor involves substantial risks. The Company is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development to that of the Investor and acknowledges that the Company is able to fend for itself. The Company has such knowledge and experience in financial and business matters that the Company is capable of evaluating the merits and risks of the investment in the Investor Common Stock. The Company can bear the economic risk of the Company's investment and is able, without impairing the Company's financial condition, to hold the Investor Common Stock for an indefinite period of time and to suffer a complete loss of the Company's investment.

                  3.5 Residency. The state of the Company's principal place of business is Missouri.

                  3.6 Restricted Securities. The Company understands that the Investor Common Stock is characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Investor in a transaction not involving a public offering and that under such federal securities laws and applicable regulations such Investor Common Stock may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Company represents that it is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Investor, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

                  3.7 Brokers or Finders. The Investor has not, and will not, incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

                  3.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Company further agrees not to make any disposition of all or any portion of the Investor Common Stock unless and until (X) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (Y) the Company shall have notified the Investor of the proposed disposition and shall have furnished the Investor with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Investor, the Company shall have furnished the Investor with an opinion of counsel, reasonably satisfactory to the Investor, that such disposition will be exempt from registration under the Securities Act. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer by the Investor to any person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Investor; provided, however, that, in such case, the transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if it were the Company hereunder.

                  3.9 Legends. The Company understands and agrees that the certificates evidencing the Investor Common Stock shall bear the following legend (in addition to any legend required under applicable state securities laws):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         4. Representations, Warranties and Covenants of the Investor. The Investor hereby represents, warrants and covenants to the Company as follows:

                  4.1 Power; Authorization. The Investor has all requisite power and authority to execute and deliver this Agreement and the Ancillary Agreements. This Agreement and the Ancillary Agreements, when executed and delivered by the Investor, will constitute valid and legally binding obligations of the Investor, enforceable in accordance with their respective terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and

(iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable laws and principles of public policy.

                  4.2 Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Shares and the Common Stock issuable upon conversion thereof will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to the person or to any third person with respect to any of the Shares and the Common Stock issuable upon conversion thereof.

                  4.3 Reliance upon Investor's Representations. The Investor understands that the Shares are not, and any Common Stock acquired on conversion thereof at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of the Shares hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investor's representations set forth herein.

                  4.4 Disclosure of Information. The Investor believes it has received all the information the Investor considers necessary or appropriate for deciding whether to purchase the Shares. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the Company's business, properties, prospects and financial condition and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Investor or to which the Investor had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

                  4.5 Investment Experience; Economic Risk. The Investor understands that the Company has a limited financial and operating history and that an investment in the Company involves substantial risks. The Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development to that of the Company and acknowledges that the Investor is able to fend for himself, herself or itself. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Shares. The Investor can bear the economic risk of the Investor's investment and is able, without impairing the Investor's financial condition, to hold the Shares and the Common Stock issuable upon conversion thereof for an indefinite period of time and to suffer a complete loss of the Investor's investment.

                  4.6 Accredited Investor Status. The Investor is an Accredited Investor, as such term is defined in Regulation D promulgated under the Securities Act.

                  4.7 Residency. The state of the Investor's principal place of business is Texas.

                  4.8 Restricted Securities. The Investor understands that the Shares and the Common Stock issuable upon conversion thereof are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such federal securities laws and applicable regulations such Shares and the Common Stock issuable upon conversion thereof may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

                  4.9 Brokers or Finders. The Company has not, and will not, incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

                  4.10 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Shares and the Common Stock issuable upon conversion thereof unless and until (X) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (Y) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will be exempt from registration under the Securities Act. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer by the Investor to any person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Investor; provided, however, that, in such case, the transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if it were the original Investor hereunder.

                  4.11 Legends. The Investor understands and agrees that the certificates evidencing the Shares and any Common Stock issuable upon conversion thereof shall bear the following legend (in addition to any legend required by the Ancillary Agreements or under applicable state securities laws):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED,

                  PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         5. Conditions to Closing of the Investor.

                  5.1 Conditions Applicable to All Closings. The obligations of the Investor under Section 1.2 of this Agreement upon the date of any Closing are subject to the fulfillment on or before the applicable Closing of each of the following conditions:

                           (a) Representations and Warranties Correct. The
representations and warranties of the Company contained in Section 2, as modified or qualified by the Company in an updated Schedule of Exceptions, which updated Schedule of Exceptions shall be delivered at least two (2) business days prior to the date of the applicable Closing, shall be true and correct in all material respects on and as of the applicable Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing. The representations and warranties of the Company contained in the Collaboration and License Agreement, as modified or qualified by the terms of that agreement, shall be true and correct in all material respects on and as of the applicable Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                           (b) Covenants. All covenants, agreements and
conditions contained in this Agreement to be performed by the Company on or prior to the applicable Closing shall have been performed or complied with in all material respects.

                           (c) Compliance Certificate. The Company's President
or Chief Executive Officer shall deliver to the Investor at the applicable Closing a certificate certifying that the conditions specified in Sections 5.1(a), (b) and (f) and, if applicable, Section 5.4(b), 5.5(b) or 5.6(b), have been fulfilled.

                           (d) Qualifications. The Company shall have obtained
all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion thereof.

                           (e) Proceedings and Documents. All corporate and
other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor's special counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

                           (f) Material Adverse Change. Since the date of the
immediately preceding Closing (or since the date of this Agreement, in the case of the Closing of the Initial Investment), there shall not have occurred any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets or operations of the Company, taken as a whole.

                  5.2 Conditions Applicable to the Closing of the Initial Investment. The obligations of the Investor under Section 1.2(a) of this Agreement are subject to the fulfillment on or before the date of the Closing of the Initial Investment of each of the following conditions (in addition to those set forth in Section 5.1):

                           (a) Secretary's Certificate. The Company shall have
delivered to the Investor a certificate of the Company executed by the Company's Secretary, dated as of the Closing, certifying to the truth and correctness of the Restated Certificate, the Bylaws and the board and stockholder resolutions adopted in connection with the transactions contemplated by this Agreement.

                           (b) Restated Certificate. The Restated Certificate
shall have been filed with and certified by the Delaware Secretary of State.

                           (c) Investors' Rights Agreement. The Company shall
have executed and delivered the Investors' Rights Agreement.

                           (d) Co-Sale Agreement. The Company and the Executives
(as defined in the Co-Sale Agreement) shall have executed and delivered the Co-Sale Agreement.

                           (e) Opinion of Company Counsel. The Investor shall
have received from Armstrong Teasdale LLP, the Company's corporate counsel, an opinion, dated the date of the Closing of the Initial Investment, in the form attached to this Agreement as Exhibit F.

                           (f) Collaboration and License Agreement. The Company
and the Investor shall have entered into a Collaboration and License Agreement (the "Collaboration and License Agreement") satisfactory in form and substance to the Investor (as determined in the Investor's sole discretion), and the Investor shall have received all such counterpart original and certified or other copies of such Collaboration and License Agreement, and any related documents, as it may reasonably request.

                           (g) Agreement with [*] University. The Company
shall have entered into an agreement with [*] University satisfactory in form and substance to the Investor.

                           (h) Agreement with [*] University. The Company
shall have entered into a license agreement with [*] University satisfactory in form and substance to the Investor.

                           (i) The Company shall have entered into a Repurchase
Option Agreement, in the form attached to this Agreement as Exhibit G, with [*].


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                                      -16-

                  5.3 Conditions Applicable to the Closing of each Quarterly Investment. The obligations of the Investor under Section 1.2(b) of this Agreement are subject to the fulfillment on or before the date of the Closing of the applicable Quarterly Investment of each of the following conditions (in addition to those set forth in Section 5.1):

                           (a) Collaboration and License Agreement. The
Collaboration and License Agreement shall be in full force and effect as of the date of the applicable Closing, and the Investor shall not have received notice of termination of the Collaboration and License Agreement on or prior to the date of the applicable Closing.

                           (b) Research Program. The Research Program (as
defined in the Collaboration and License Agreement) shall not have been terminated by either party as of the date of the applicable Closing, and the Investor shall not have received notice of termination of the Research Program on or prior to the date of the applicable Closing.

                           (c) Agreement with [*] University. The agreement with
[*] University described in Section 5.2(h) shall be in full force and effect as of the date of the applicable Closing, and the Company shall not have received or given notice of termination of that agreement on or prior to the date of the applicable Closing.

                           (d) Agreement with [*] University. The license
agreement with [*] University described in Section 5.2(i) shall be in full force and effect as of the date of the applicable Closing, and the Company shall not have received or given notice of termination of that agreement on or prior to the date of the applicable Closing..

                  5.4 Conditions Applicable to the Closing of the First Milestone Investment. The obligations of the Investor under Section 1.2(c) of this Agreement are subject to the fulfillment on or before the date of the Closing of the First Milestone Investment of the following conditions (in addition to those set forth in Sections 5.1 and 5.3):

                           (a) The final study report upon first completion of a
Phase I clinical study of the first Licensed Product by the Company shall have been completed.

                           (b) In the event that the Company is receiving
Investor Common Stock at such Closing pursuant to Section 1.1(c), the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing of the First Milestone Investment with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                  5.5 Conditions Applicable to the Closing of each Second Milestone Investment. The obligations of the Investor under Section 1.2(d) of this Agreement are subject to the fulfillment on or before the date of the Closing of each Second Milestone Investment of the following conditions (in addition to those set forth in Sections 5.1 and 5.3):


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                                      -17-

                           (a) The final study report upon first completion of a
Phase II clinical study of the first Licensed Product of one of the first three Distinct [*] Vectors by the Company shall have been completed.

                           (b) In the event that the Company is receiving
Investor Common Stock at such Closing pursuant to Section 1.1(c), the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing of the applicable Second Milestone Investment with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                  5.6 Conditions Applicable to the Closing of each Third Milestone Investment. The obligations of the Investor under Section 1.2(e) of this Agreement are subject to the fulfillment on or before the date of the Closing of each Third Milestone Investment of the following conditions (in addition to those set forth in Sections 5.1 and 5.3):

                           (a) The final study report upon first completion of a
Phase III clinical study of the first Licensed Product of one of the first three Distinct [*] Vectors by the Company shall have been completed.

                           (b) In the event that the Company is receiving
Investor Common Stock at such Closing pursuant to Section 1.1(c), the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing of the applicable Third Milestone Investment with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         6. Conditions to Closing of Company.

                  6.1 Conditions Applicable to All Closings. The obligations of the Company to the Investor under this Agreement upon the date of any Closing are subject to the fulfillment on or before the applicable Closing of each of the following conditions by the Investor:

                           (a) Representations. The representations and
warranties of the Investor contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                           (b) Blue Sky. The Company shall have obtained all
necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion thereof.

                  6.2 Conditions Applicable to the Closing of the Initial Investment. The obligations of the Company under Section 1.2(a) of this Agreement are subject to the fulfillment on or before the date of the Closing of the Initial Investment of each of the following conditions (in addition to those set forth in Section 6.1):

                           (a) Restated Certificate. The Restated Certificate
shall have been filed with and certified by the Delaware Secretary of State.


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                                      -18-

                           (b) Investors' Rights Agreement. The Investor shall
have executed and delivered the Investors' Rights Agreement.

                           (c) Co-Sale Agreement. The Investor shall have
executed and delivered the Co-Sale Agreement.

         7. Investor's Purchase Right.

                  7.1 Purchase Option. The Company and the Stockholders hereby agree that the Investor shall have the right (the "Option") to acquire all of the issued and outstanding securities of the Company not then held by the Investor, including all outstanding options (whether vested or unvested), warrants and other securities convertible into or exchangeable or exercisable for Company capital stock (collectively, the "Non-Investor Shares") at any time on or prior to the fifth anniversary of the Effective Date (the "Purchase Period"), on the following terms:


                           (a) Purchase. Upon the exercise of the Option by the
Investor, the price per share paid by the Investor for each Non-Investor Share (assuming the exercise, exchange or conversion of all securities exercisable or exchangeable for or convertible into Company capital stock) shall be the applicable Per Share Purchase Price (as defined below); provided, however, if the aggregate consideration paid by the Investor for all of the Non-Investor Shares would otherwise exceed the applicable Maximum Purchase Price (as defined below), the applicable Per Share Purchase Price shall be [*]; provided, further, however, that in the event that after the Effective Date the Company grants options pursuant to the Stock Plan to purchase its Common Stock to its employees or consultants who were not employees or consultants of the Company as of the Effective Date, the Maximum Purchase Price shall be [*] (as defined below).


                           (b) Certain Definitions. For the purposes of this
Section 7, the "Per Share Purchase Price," "Maximum Purchase Price" and "Maximum Option Purchase Price" shall be determined based on the date that the Investor is deemed to deliver notice of the exercise of the Option to the Company, as set forth in the following table:

DATE NOTICE OF EXERCISE IS
DEEMED DELIVERED                 PER SHARE PURCHASE PRICE      MAXIMUM PURCHASE PRICE        MAXIMUM OPTION PURCHASE PRICE
--------------------------       ------------------------      ----------------------        -----------------------------
[*]                              [*]                           [*]                           [*]


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  omitted portions.

DATE NOTICE OF EXERCISE IS
DEEMED DELIVERED                 PER SHARE PURCHASE PRICE      MAXIMUM PURCHASE PRICE        MAXIMUM OPTION PURCHASE PRICE
--------------------------       ------------------------      ----------------------        -----------------------------
[*]                              [*]                           [*]                           [*]


                           (c) Exercise; Acceleration Upon IPO.



                                    (i) In the event that the Company
contemplates an initial public offering of its securities (the "IPO"), the Company shall provide notice (the "IPO Notice") to the Investor of such IPO at least thirty (30) days prior to the date of filing (the "IPO Filing Date") of the Company's registration statement for the IPO with the Securities and Exchange Commission.



                                    (ii) If the IPO Notice is timely given by
the Company and the Option is not exercised by the Investor prior to the IPO Filing Date (as set forth in the IPO Notice), then the Option shall expire as of the IPO Filing Date and shall not be exercisable on or after the IPO Filing Date; provided, however, that in the event that after giving the IPO Notice the Company does not consummate the IPO on or prior to the day that is one hundred fifty (150) days after the IPO Filing Date, the Option shall be reinstated and shall be again exercisable by the Investor as otherwise set forth in this
Section 7.



                                    (iii) Other than as set forth in Section
7.1(c)(ii), the Option may be exercised by the Investor at any time during the Purchase Period through the delivery of written notice of exercise to the Company.



                  7.2 Acquisition Agreement. Upon the exercise of the Option by the Investor, the Company and the Investor shall in good faith negotiate and execute a definitive acquisition agreement containing customary terms and conditions, including standard representations and warranties, indemnification of the Investor and its affiliates by the Company's stockholders, an escrow fund for indemnification claims and providing for the purchase price to be payable in shares of Investor's common stock (valued at the then fair market value thereof), cash, or any combination thereof, as determined by the Investor in its sole discretion.



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                                      -20-

                  7.3 Assignment of Option. The Investor may assign the Option to any person by providing notice of such assignment to the Company. Such assignment by the Investor shall not require the consent of the Company or the Stockholders. For the purposes of this Section 7, the term "Investor" shall include any assignee of the Option.

                  7.4 Further Agreements. If the Option is exercised by the Investor, each of the parties to this Agreement agrees to use its best efforts to take, or cause to be taken, all actions and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Option, including, but not limited to, obtaining any necessary stockholder, governmental or third party approvals. Except as required by the federal securities laws, statues, rules or regulations, no party to this Agreement shall publicly disclose the existence of the Option without the written consent of the nondisclosing party. The Company covenants and agrees, while the Option is in effect, not to sell, lease, license or otherwise transfer any of the Company's assets or any interest in the Company's assets to any third party (including, without limitation, any parent, subsidiary or affiliate of the Company), or take any other action the effect of which would be to reduce the value of the Company or the Option, except in the ordinary course of business and consistent with past practice or with the prior written consent of the Investor.

                  7.5 Stockholder Execution of this Agreement. The Company agrees to use its best efforts to cause all current and future holders of capital stock of the Company, including all outstanding options (whether vested or unvested), warrants and other securities convertible into or exchangeable or exercisable for Company capital stock, to execute and become a party to this Agreement. Upon the execution of this Agreement by any such person, such person shall become a party to this Agreement as a "Stockholder" and shall be listed on Schedule A hereto.

         8. Miscellaneous.

                  8.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF DELAWARE AS APPLIED TO AGREEMENTS ENTERED INTO AMONG DELAWARE RESIDENTS TO BE PERFORMED ENTIRELY WITHIN DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS RULES.

                  8.2 Survival of Warranties. The representations, warranties and covenants of the Company and the Investor contained herein or made pursuant to this Agreement shall survive for two years from the date of the applicable Closing.

                  8.3 Successors and Assigns. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of the parties to this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  8.4 Entire Agreement. This Agreement, including the exhibits attached to this Agreement, and the other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                  8.5 Amendment. Except as expressly provided herein, neither this Agreement nor any term of this Agreement may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                  8.6 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to the Investor, at the Investor's address, facsimile number or electronic mail address set forth on the Investor's signature page to this Agreement, or at such other address, facsimile number or electronic mail address as the Investor may designate by ten (10) days' advance written notice to the Company, (b) if to the Company, to its address or facsimile number set forth on its signature page to this Agreement and directed to the attention of the President, or at such other address or facsimile number as the Company may designate by ten (10) days' advance written notice to the Investor and (c) if to a Stockholder, at such Stockholder's address, facsimile number or electronic mail address set forth in the Company's records (which information the Company shall promptly provide to the Investor upon request). All such notices and other communications shall be deemed given upon personal delivery, on the date of mailing, upon confirmation of facsimile transfer or when directed to the appropriate electronic mail address.

                  8.7 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of the Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Investor of any breach or default under this Agreement, or any waiver on the part of the Investor of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

                  8.8 Finder's Fees. With respect to any finder's fees arising out of the purchase of the Shares pursuant to this Agreement:

                           (a) The Company hereby agrees to indemnify and to
hold the Investor harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its employees or representatives are responsible.

                           (b) The Investor hereby agrees to indemnify and to
hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its employees or representatives, are responsible.

                  8.9 Expenses. Each party shall pay all costs and expenses that such party incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

                  8.10 Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Ancillary Agreements or the Restated Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  8.11 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                  8.12 Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

                  8.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable, and all of which together shall constitute one instrument.

                  8.14 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties to this Agreement, and an executed copy of this Agreement may be delivered by one or more parties to this Agreement by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party to this Agreement, all parties to this Agreement agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction of this Agreement.

                  8.15 Adjustments. In the event that after the Effective Date the Company shall effect a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event with respect to its any class or series of its capital stock, then the "Per Share Purchase Price" and any share or option numbers referenced in Section 7 hereof shall be adjusted as appropriate to effect the intent of the parties hereto; provided, however, that the "Maximum Purchase

Price" and "Maximum Option Purchase Price" shall not be subject to any such adjustment. In the event that after the Effective Date the Company shall effect a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event with respect to the Series A Preferred Stock, then the number of Shares purchased by the Investor at each Closing thereafter and the price per Share paid by the Investor at each Closing thereafter shall be adjusted as appropriate to effect the intent of the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

                                    "COMPANY"

                                    VirRx, Inc.

                                    By: /s/ WILLIAM WOLD
                                       ----------------------------------------
                                                William Wold, President

                                    Address:

                                    1609 Adgers Wharf Drive
                                    St. Louis, Missouri 63017
                                    Facsimile #: 314-773-3403
                                    [*]


                                   VIRRX, INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE



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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    "INVESTOR"

                                    Introgen Therapeutics, Inc.

                                    By: /s/ DAVID NANCE
                                       ----------------------------------------
                                    Name:  David Nance
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------

                                    Address:

                                    301 Congress Avenue, Suite 1850
                                    Austin, Texas 78701
                                    Facsimile: (512) 708-9311

                                   [*]

                                   VIRRX, INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE


     ----------
     * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    "STOCKHOLDER"+

                                      [*]
                                    -------------------------------------------
                                    (Signature)

                                      [*]
                                    -------------------------------------------
                                    (Print Name of Stockholder)

                                    -------------------------------------------
                                    (Title, if signing on behalf of an entity)


                                    +Executes this Agreement solely for the
                                    purposes of Section 7 hereof.


                                   VIRRX, INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE



     ----------
     * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    "STOCKHOLDER"+

                                      [*]
                                    -------------------------------------------
                                    (Signature)

                                      [*]
                                    -------------------------------------------
                                    (Print Name of Stockholder)

                                    -------------------------------------------
                                    (Title, if signing on behalf of an entity)


                                    +Executes this Agreement solely for the
                                    purposes of Section 7 hereof.


                                   VIRRX, INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE



     ----------
     * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    "STOCKHOLDER"+

                                      [*]
                                    -------------------------------------------
                                    (Signature)

                                      [*]
                                    -------------------------------------------
                                    (Print Name of Stockholder)

                                    -------------------------------------------
                                    (Title, if signing on behalf of an entity)


                                    +Executes this Agreement solely for the
                                    purposes of Section 7 hereof.


                                   VIRRX, INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE



     ----------
     * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    "STOCKHOLDER"+

                                      [*]
                                    -------------------------------------------
                                    (Signature)

                                      [*]
                                    -------------------------------------------
                                    (Print Name of Stockholder)

                                    -------------------------------------------
                                    (Title, if signing on behalf of an entity)


                                    +Executes this Agreement solely for the
                                    purposes of Section 7 hereof.


                                   VIRRX, INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE



     ----------
     * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    "STOCKHOLDER"+
                                      [*]
                                    -------------------------------------------
                                    (Signature)

                                      [*]
                                    -------------------------------------------
                                    (Print Name of Stockholder)

                                    -------------------------------------------
                                    (Title, if signing on behalf of an entity)


                                    +Executes this Agreement solely for the
                                    purposes of Section 7 hereof.


                                   VIRRX, INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE



     ----------
     * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    "STOCKHOLDER"+

                                      [*]
                                    -------------------------------------------
                                    (Signature)

                                      [*]
                                    -------------------------------------------
                                    (Print Name of Stockholder)

                                    -------------------------------------------
                                    (Title, if signing on behalf of an entity)


                                    +Executes this Agreement solely for the
                                    purposes of Section 7 hereof.


                                   VIRRX, INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE



     ----------
     * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE A

                            Schedule of Stockholders



     [*]


     ----------
     * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT A

            Form of Amended and Restated Certificate of Incorporation

                                   VIRRX, INC.

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                  -----------

         VirRx, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

         A. The name of the Corporation is VirRx, Inc. The Corporation filed its original Certificate of Incorporation with the Delaware Secretary of State on May 8, 2001.

         B. This Amended and Restated Certificate of Incorporation (the "Restated Certificate") was duly adopted by the Corporation's directors and stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the Delaware General Corporation Law (the "DGCL").

         C. This Restated Certificate restates, integrates and amends the provisions of the Certificate of Incorporation of this Corporation, as heretofore amended.

         D. The text of the Certificate of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

                                   ARTICLE I

         The name of this Corporation is VirRx, Inc.

                                   ARTICLE II

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

                                  ARTICLE III

         The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE IV

         This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock that this Corporation shall have authority to issue is 25,300,000. The total number of shares of Common Stock this Corporation shall have authority to issue is 15,300,000 with a par value of $0.01 per share. The total number of shares of Preferred Stock this Corporation shall have authority to issue is 8,700,000 with a par value of $0.01 per share, of which 10,000,000 shall be designated Series A Preferred Stock.

         The relative rights, preferences, privileges, limitations and restrictions granted to or imposed on the respective classes and series of the shares of capital stock or the holders thereof are as follows:

         4.1 Dividends. The holders of the Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the Corporation's Board of Directors, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock ("Common Stock Equivalents")) on the Corporation's Common Stock at the rate of $0.07 per share (as adjusted for any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event with respect to such share) per annum. The right to receive dividends on shares of any series of Preferred Stock shall not be cumulative, and no right to such dividends shall accrue to holders of any series of Preferred Stock by reason of the fact that dividends on such shares are not declared or paid in any year. Upon conversion of any share of any series of Preferred Stock pursuant to subsection (A) or (B) of Section 4.3, all dividends declared but unpaid on such share shall be paid in shares of Common Stock at the then fair market value thereof, as determined in good faith by the Corporation's Board of Directors. No dividends shall be paid or declared, and no distribution shall be made, on any shares of Common Stock (payable other than in Common Stock or Common Stock Equivalents) unless (x) all dividends declared but unpaid on any series of Preferred Stock have been paid or set apart for payment and (y) a dividend (including the amount of any dividend paid pursuant to the first sentence of this Section 4.1) is paid with respect to all outstanding shares of Series A Preferred Stock in an amount for each such share of Series A Preferred Stock equal to or greater than the aggregate amount of such dividends for all shares of Common Stock into which each such share of Series A Preferred Stock could then be converted.


         4.2 Liquidation Preference.

             (A) Preferred Stock Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the Corporation's assets or surplus funds to the holders of the Corporation's Common Stock by reason of their ownership thereof, an amount equal to $0.70 per share (as adjusted for any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event with respect to such share) plus an additional amount equal to any dividends declared but unpaid on each such share. If, upon such liquidation, dissolution or winding up, the assets and funds distributed are insufficient to permit the payment to each holder of Series A Preferred Stock the full aforesaid preferential amounts, the entire assets and funds legally available for distribution shall be distributed ratably to such holders in proportion to the preferential amount each such holder is otherwise entitled to receive.

             (B) Remaining Assets. Upon the completion of the distribution required by subsection (A) of this Section 4.2, the Corporation's remaining assets or funds available for distribution to stockholders shall be distributed ratably to the holders of Series A Preferred Stock and Common Stock based on the number of shares of Common Stock held by each such holder (assuming full conversion of the Series A Preferred Stock) until, with respect to the holders of

Series A Preferred Stock, such holders shall have received an aggregate of $2.10 per share (as adjusted for any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event with respect to such share and including amounts paid pursuant to subsection (A) of this Section 4.2); thereafter, if assets or funds remain in this Corporation, all of such remaining assets or funds shall be distributed ratably to the holders of Common Stock based on the number of shares of Common Stock held by each such holder.

             (C) (1) Unless otherwise determined by the holders of at least a majority of the Preferred Stock then outstanding, for the purposes of this
Section 4.2, a liquidation, dissolution or winding up of the Corporation shall be deemed to include (X) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any merger, consolidation or other form of reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, but excluding any transaction effected primarily for the purpose of changing the Corporation's jurisdiction of incorporation) that results in the transfer or acquisition of at least a majority of the Corporation's voting power or (Y) a sale of all or substantially all of the assets of the Corporation.

                 (2) If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as mutually determined by the Corporation's Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock

                 (3) In the event the requirements of this subsection (C) are not complied with, the Corporation shall forthwith either:

                     (a) cause such closing to be postponed until such time as the requirements of this Section 4.2 have been complied with, or

                     (b) cancel such transaction, in which event the rights, preferences, privileges and restrictions of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences, privileges and restrictions existing immediately prior to the date of the first notice referred to in subsection (C)(4).

                 (4) The Corporation shall give each holder of record of Preferred Stock written notice of a transaction described in subsection (C)(1) not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 4.2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of at least a majority of the shares of Preferred Stock then outstanding.

         4.3 Conversion. The holders of the Preferred Stock have conversion rights as follows:

             (A) Right to Convert. Each share of each series of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Conversion Value for such series of Preferred Stock by the Conversion Price for such series of Preferred Stock, determined as hereinafter provided, in effect at the time of the conversion (the "Conversion Rate"). The "Conversion Value" per share for the Series A Preferred Stock shall be $0.70. The initial "Conversion Price" per share for the Series A Preferred Stock shall be $0.70. Such initial Conversion Price for each series of Preferred Stock shall be subject to adjustment as provided in subsection (D) of this Section 4.3.

             (B) Automatic Conversion. Each share of each series of Preferred Stock shall automatically be converted into fully paid and nonassessable shares of Common Stock at its then effective Conversion Rate upon the earlier of (i) immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 under the Securities Act of 1933, as amended (the "1933 Act"), covering the offer and sale of Common Stock to the public for the account of the Corporation in which the public offering price (prior to underwriter's discounts or commissions and offering expenses) exceeds $5.00 per share (subject to adjustment for any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event) and the aggregate gross proceeds raised equals or exceeds $15,000,000 (a "Qualified IPO") or (ii) the date specified by written consent or agreement of the holders of at least a majority of the then outstanding shares of Preferred Stock.


             (C) Mechanics of Conversion.

                 (1) Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date; provided, however, that in the event of an automatic conversion in connection with a Qualified IPO, the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the

Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the Corporation or its transfer agent as provided above.

                 (2) If the conversion is in connection with an underwritten offering of securities pursuant to the 1933 Act, the conversion may, at the option of any holder tendering shares of Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

             (D) Adjustment of Conversion Price. The Conversion Price for each series of Preferred Stock shall be subject to adjustment from time to time as follows:

                 (1) (a) If the Corporation shall issue, after the date of filing of this Restated Certificate, any Additional Stock (as defined in subsection (D)(2)) without consideration or for a consideration per share less than the Conversion Price for any series of Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance of Additional Stock shall forthwith (except as otherwise provided in this subsection (D)) be adjusted to a price equal to the price paid per share for such Additional Stock.

                     (b) No adjustment in the Conversion Price for any series of Preferred Stock need be made if such adjustment would result in a change in the Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Conversion Price. Except to the limited extent provided for in subsections (D)(1)(e)(iii) or (iv), no adjustment of the Conversion Price for any series of Preferred Stock pursuant to this subsection
(D)(1) shall have the effect of increasing any such Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                     (c) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                     (d) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Corporation's Board of Directors irrespective of any accounting treatment.

                     (e) In the case of the issuance (whether before, on or after the date of filing of this Restated Certificate) of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable for Common Stock, the following provisions shall apply for all purposes of subsections (D)(1) and (2):

                         (i) The aggregate maximum number of shares of Common
Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections
(D)(1)(c) and (D)(1)(d)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                         (ii) The aggregate maximum number of shares of Common
Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (D)(1)(c) and (D)(1)(d)).

                         (iii) In the event of any change in the number of
shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price for each series of Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                         (iv) Upon the expiration of any such options or rights,
the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price for each series of Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or option or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                         (v) The number of shares of Common Stock deemed issued
and the consideration deemed paid therefor pursuant to subsections (D)(1)(e)(i) and (ii) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection (D)(1)(e)(iii) or (iv).


                 (2) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection (D)(1)(e) of this Section 4.3) by this Corporation after the date of filing of this Restated Certificate other than:

                     (a) shares of Common Stock issued pursuant to an event or transaction described in subsection (D)(3) of this Section 4.3;

                     (b) shares of Common Stock issued or issuable upon conversion of the any series of Preferred Stock;

                     (c) up to 1,000,000 shares (net of any cancellations, expirations or repurchases) of Common Stock, warrants, options or other rights to purchase Common Stock or other securities issued to the Corporation's employees, officers, directors, consultants, advisors or service providers pursuant to any plan, agreement or similar arrangement, provided such plan, agreement or arrangement is approved by the Corporation's Board of Directors;

                     (d) shares of Common Stock, warrants, options or other rights to purchase Common Stock or other securities issued to banks or equipment lessors, provided such issuance is approved by the Corporation's Board of Directors (including the director elected by the holders of Series A Preferred Stock);

                     (e) shares of Common Stock, warrants, options or other rights to purchase Common Stock or other securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships, provided such issuance is approved by the Corporation's Board of Directors (including the director elected by the holders of Series A Preferred Stock);

                     (f) shares of Common Stock or other securities issued in connection with a bona fide business acquisition of or by the Corporation (whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise), provided such acquisition is approved by the Corporation's Board of Directors (including the director elected by the holders of Series A Preferred Stock);

                     (g) shares of Common Stock issued in a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act pursuant to which all outstanding shares of each series of Preferred Stock are converted to Common Stock; or

                     (h) on a cumulative basis, up to 100,000 shares (net of any cancellations, expirations or repurchases) of Common Stock, warrants, options or other rights to purchase Common Stock or other securities issued for any purpose, provided such issuance is unanimously approved by the Corporation's Board of Directors.

                 (3) Subdivision, etc. In the event this Corporation should at any time or from time to time after the date of filing of this Restated Certificate, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price for each series of Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

                 (4) Combination. If the number of shares of Common Stock outstanding at any time after the date of filing of this Restated Certificate is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for each series of Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of any shares of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

             (E) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection (D)(3) of this Section 4.3, then, in each such case for the purpose of this subsection (E), the holders of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their respective shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

             (F) Recapitalizations. If, at any time or from time to time after the date of filing of this Restated Certificate, there shall be a recapitalization of the Corporation's Common Stock (other than (x) a subdivision or combination provided for elsewhere in this Section 4.3 or (y) a merger or sale of assets referred to in Section 4.2(C)) provision shall be made so that the holders of each series of Preferred Stock shall thereafter be entitled to receive upon conversion of each such series of Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion of such series of Preferred Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4.3 with respect to the rights of the holders of each series of Preferred Stock after the recapitalization to the end that the provisions of this Section 4.3 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of each series of Preferred Stock) shall be applicable after that event as nearly equivalent as prior to that event as may be practicable.

             (G) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4.3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of each series of Preferred Stock set forth in this Section 4.3 against impairment. This provision shall not restrict the Corporation's right to amend its Certificate of Incorporation with the requisite stockholder consent.

             (H) No Fractional Shares and Certificate as to Adjustment.

                 (1) No fractional shares shall be issued upon the conversion of any share of any series of Preferred Stock and, in lieu of any fractional shares to which any holder of any series of Preferred Stock would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price for the applicable series of Preferred Stock. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of the applicable series of Preferred Stock of each holder at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                 (2) Upon the occurrence of each adjustment or readjustment of the Conversion Rate for any series of Preferred Stock pursuant to this Section 4.3, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of any series of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) all such adjustments and readjustments, (ii) the Conversion Rate at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of such holder's shares of Preferred Stock.

             (I) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution or right, and the amount and character of such dividend, distribution or right.

             (J) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging its best efforts to obtain the requisite stockholder approval for any necessary amendment to this Restated Certificate.


         4.4 Voting.

             (A) General. Each holder of each share of Series A Preferred Stock
(i) shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred Stock could be converted at the record date for determination of the stockholders entitled to vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, (ii) shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise provided herein or as required by law, voting together with the Common Stock as a single class) and (iii) shall be entitled to notice of any stockholders' meeting in accordance with the Corporation's Bylaws. Fractional votes shall not, however, be permitted and any fractional voting resulting from the above formula (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Each holder of each share of Common Stock shall be entitled to one vote.

             (B) Election of Directors.

                 (1) The Board of Directors shall consist of three members. The holders of Common Stock, voting as a single class, shall be entitled to elect one (1) member of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors. The holders of Series A Preferred Stock, voting as a single class, shall be entitled to elect one (1) member of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors. The holders of Common Stock and Series A Preferred Stock, voting together as a single class and on an as-converted basis, shall be entitled to elect the remaining members of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors.

                 (2) Vacancies in the Board of Directors may be filled by at least a majority of the remaining directors originally elected by the class or classes of stock or series thereof that elected the member who created the vacancy (or the remaining director so elected if there is but one, or if there is no such director remaining, by the affirmative vote of the holders of at least a majority of the shares of that class or classes or series).

                 (3) Any director who was elected by a specified class or classes of stock or series thereof may be removed during his or her term of office, either for or without cause, by, and only by, the affirmative vote of the holders of at least a majority of the shares of the class or classes of stock or series thereof that initially elected such director.

             4.5 Preferred Stock Protective Provisions. The Corporation shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding:

                 (A) take any action that would alter or change materially and adversely the rights, preferences or privileges of any series of Preferred Stock then outstanding;

                 (B) authorize or issue any new class or series of equity securities having any preference or priority as to voting, dividends, or distribution of assets upon liquidation, merger or otherwise which is superior to or on a parity with any such preference or priority of any series of Preferred Stock then outstanding;

                 (C) sell all or substantially all of its assets, or merge into or consolidate with any other entity (other than a wholly-owned subsidiary of the Corporation), or effect any transaction or series of related transactions in which at least a majority of the Corporation's voting power is disposed of;

                 (D) increase or decrease (other than by conversion) the number of authorized shares of any class or series of equity securities;

                 (E) effect an exchange, reclassification or cancellation of shares of any class or series of Stock;

                 (F) increase the number of authorized directors of the Corporation's Board of Directors to more than three (unless unanimously approved by the Corporation's Board of Directors);

                 (G) pay or declare a dividend on any shares of Common Stock (payable other than in Common Stock or Common Stock Equivalents); or

                 (H) do any act which would result in taxation under Section 305 of the Internal Revenue Code of 1986, as amended.

The provisions of this Section 4.5 shall not limit or restrict any rights which any holder of Preferred Stock may have under the DGCL.

             4.6 Status of Converted Stock. In the event any shares of any series of Preferred Stock are converted pursuant to Section 4.3, the Corporation shall never again issue the shares so converted and all such shares so converted shall, upon such conversion, cease to be a part of the Corporation's authorized stock. The Corporation's Certificate of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized stock.

             4.7 Notices. Any notice required by the provisions of Sections 4.2 or 4.3 to be given to the holders of shares of any series of Preferred Stock shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, sent by facsimile directed to each holder of record at such holder's address, facsimile number appearing on the Corporation's books. Any such notice shall be deemed given upon personal delivery, on the date of mailing, upon confirmation of facsimile transfer.

                                    ARTICLE V

         Except as may otherwise be provided in this Restated Certificate, in furtherance and not in limitation of the powers conferred by the laws of the state of Delaware, the Corporation's Board of Directors is expressly authorized to make, alter, amend or repeal the Corporation's Bylaws.

                                   ARTICLE VI

         Election of directors need not be by written ballot.

                                   ARTICLE VII

         7.1 Limitation of Director's Liability. To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, a director of this Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

         7.2 Indemnification of Directors and Officers. To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of, and advancement of expenses to, directors, officers, employees and other agents of this Corporation and any other persons to which the DGCL permits this Corporation to provide indemnification.

         7.3 Repeal or Modification. Any repeal or modification of this
ARTICLE VII, by amendment of this ARTICLE VII or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent of this Corporation existing at the time of, or increase the liability of any such person with respect to any acts or omissions in their capacity as a director, officer, employee, or other agent of the corporation occurring prior to, such repeal or modification.

                                  ARTICLE VIII

         Subject to Section 4.5 of ARTICLE IV, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


                                  -----------

         IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its President on February ___, 2002.


                                         VirRx, Inc.


                                         ---------------------------------------
                                         William Wold, President

                                    EXHIBIT B

                             Schedule of Exceptions



                                      [*]





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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT C

                       Form of Investors' Rights Agreement


                                      [*]




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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT D

              Form of Right of First Refusal and Co-Sale Agreement


                                      [*]




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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT E

       Form of Proprietary Information and Inventions Assignment Agreement


                                      [*]




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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT F

                       Form of Opinion of Company Counsel


                                      [*]




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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT G

                       Form of Repurchase Option Agreement


                                      [*]




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* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.